CLEARWATER INVESTMENT TRUST
                                   (THE TRUST)

                             CLEARWATER GROWTH FUND
                            CLEARWATER SMALL CAP FUND
                         CLEARWATER TAX-EXEMPT BOND FUND
                                 (EACH, A FUND)

                        332 Minnesota Street, Suite 2100
                            St. Paul, Minnesota 55101

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held February 22, 2000

         A special meeting (meeting) of shareholders of each fund referred to above (the funds) will be held on Tuesday, February 22, 2000, at 8:30 a.m. (Central time) at 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101 for the following purposes:

(1)      WITH RESPECT TO THE TRUST, to elect four new trustees;

(2) WITH RESPECT TO THE TRUST, to ratify the selection of KPMG LLP as independent public accountants of the Trust for the fiscal year ending December 31, 2000;

(3) WITH RESPECT TO CLEARWATER GROWTH FUND ONLY, to approve a new subadvisory contract with Parametric Portfolio Associates, Inc.;

(4) WITH RESPECT TO EACH FUND, to approve a policy allowing the Trust's adviser and the Board of Trustees to add or delete subadvisers and to approve amendments to subadvisory contracts without shareholder approval; and

(5) To transact other business that may properly come before the meeting or any adjournment of the meeting.

           YOUR TRUSTEES HAVE UNANIMOUSLY APPROVED THESE PROPOSALS AND
              RECOMMEND THAT YOU VOTE IN FAVOR OF THESE PROPOSALS.

         Shareholders of record of each fund at the close of business on December 31, 1999 will be entitled to vote at the meeting or at any adjournment of the meeting. This proxy statement and proxy card are being mailed to shareholders on or about January 21, 2000.

         It is important that you return your signed and dated proxy card promptly, regardless of the size of your holdings, so that a quorum may be assured.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE AND SIGN THE PROXY CARD FOR THE SHARES HELD BY YOU AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. PROMPT RETURN OF YOUR PROXY OR PROXIES MAY SAVE THE TRUST THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.
--------------------------------------------------------------------------------
                                   By order of the board of trustees

                                   Philip W. Pascoe, Chairman

January 21, 2000

                           CLEARWATER INVESTMENT TRUST
                                   (THE TRUST)

                             CLEARWATER GROWTH FUND
                            CLEARWATER SMALL CAP FUND
                         CLEARWATER TAX-EXEMPT BOND FUND
                                 (EACH, A FUND)

                        332 Minnesota Street, Suite 2100
                            St. Paul, Minnesota 55101

                                 PROXY STATEMENT

                                     GENERAL

         This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the board of trustees of Clearwater Investment Trust (the Trust) to be used at the special meeting of shareholders (meeting) of each series of the Trust (funds) to be held at 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101 on Tuesday, February 22, 2000, at 8:30 a.m.(Central time) for the purpose set forth in the accompanying Notice of Meeting.

         The trustees have fixed the close of business on December 31, 1999 as the record date (record date) for determining the shareholders of each fund entitled to notice of and to vote at the meeting. These shareholders will be entitled to one vote per share at the meeting or any adjournment of the meeting. Appendix A sets forth the number of shares of beneficial interest of each fund outstanding as of the record date. Appendix B sets forth the persons who owned beneficially or of record more than 5% of each fund's shares on the record date.

         Proxies will be solicited by mail and also may be solicited in person or by telephone by officers of the trust, Clearwater Management Company (CMC), the fund's investment adviser, or the trustees.

         The following table summarizes the proposals to be voted on at the meeting and indicates those shareholders who are being solicited with respect to each proposal.

--------------------------------------------------------------------------------
                         SUMMARY OF VOTING ON PROPOSALS
---------- ---------------------------------- ----------------------------------
                        PROPOSAL                   SHAREHOLDERS SOLICITED
---------- ---------------------------------- ----------------------------------
1.         Election of four trustees.          All funds voting together.

---------- ---------------------------------- ----------------------------------
2.         Ratification of the selection of    All funds voting together.
           KPMG LLP as independent
           accountants for the fiscal year
           ending December 31, 2000.

---------- ----------------------------------- ---------------------------------
3.         Approval of a new  subadvisory      Clearwater Growth Fund
           contract with  Parametric           shareholders only.
           Portfolio Associates, Inc.

--------------------------------------------------------------------------------
                         SUMMARY OF VOTING ON PROPOSALS
---------- ---------------------------------- ----------------------------------
                        PROPOSAL                   SHAREHOLDERS SOLICITED
---------- ----------------------------------- ---------------------------------
4.         Approval of a policy allowing the   Each fund voting separately.
           Trust's adviser and the Board of
           Trustees to add or delete
           subadvisers and to approve
           amendments to subadvisory contracts
           without shareholder approval.
---------- ----------------------------------- ---------------------------------

         THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO CLEARWATER INVESTMENT TRUST, 332 MINNESOTA STREET, SUITE 2100, ST. PAUL, MINNESOTA 55101 OR BY TELEPHONE AT (888) 228-0935.

         This  proxy   statement   and  the  proxy  card  are  being  mailed  to
shareholders on or about January 21, 2000.

                                   PROPOSAL 1

                          ELECTION OF FOUR NEW TRUSTEES

         AT A MEETING ON DECEMBER 2, 1999 (BOARD OF TRUSTEES' MEETING), the trustees, including the trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended (the 1940 Act)) (the independent trustees), voted to approve, and to recommend to the shareholders that they approve, a proposal to elect Lucy R. Jones, Charles W. Rasmussen, Lawrence H. King, and Laura R. Rasmussen (each, a nominee and collectively, the nominees) to the Board of Trustees of the Trust. Information concerning each nominee and other relevant factors is discussed below.

         Using the enclosed proxy card, a shareholder may authorize the proxies to vote his or her shares for each nominee or may withhold from the proxies authority to vote for each nominee. If no contrary instructions are given, the proxies will vote FOR each of the nominees. Each nominee has consented to his nomination and has agreed to serve if elected. If, for any reason, any or all of the nominees should not be available for election or able to serve as a trustee, the proxies will exercise their voting power in favor of one or more substitute nominees, if any, as the trustees may designate. The Trust has no reason to believe that it will be necessary to designate substitute nominees.

INFORMATION CONCERNING THE NOMINEES AND THE TRUSTEES.

         The following table sets forth certain information about the nominees and the trustees, including each person's principal occupation or employment during the past five years.

---------------------------------------- ---------------------------------------------------------- ----------------
NAME, AGE AND POSITIONS WITH THE TRUST   PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE LAST FIVE    FIRST BECAME
                                         YEARS                                                      TRUSTEE
---------------------------------------- ---------------------------------------------------------- ----------------
Philip W. Pascoe*                        Chairman, Clearwater Management Co., Inc.                  1997
(53)                                     (1996-Present); Managing Director, Investments of Piper
Chairman, Treasurer and Trustee          Jaffray, Inc. (1996-Present); Senior Vice President
                                         (1996), Associate Vice President (1982-1996), Dean
                                         Witter Reynolds, Inc.
---------------------------------------- ---------------------------------------------------------- ----------------
Samuel B. Carr, Jr.                      Managing Director, Alpha Windward L.L.C. (1998-Present);   1995
(44)                                     President and Chief Investment Officer,  S. B. Carr
Trustee                                  Investments, Inc. (1990-Present)
---------------------------------------- ---------------------------------------------------------- ----------------
Stanley R. Day, Jr.                      President and Director, SRAM Corporation (1987-Present)    1988
(41)
Trustee
---------------------------------------- ---------------------------------------------------------- ----------------
Robert J. Phares                         Chief Executive Officer, Battle Ridge Ranch Company        1990
(36)                                     (1986-Present)
Trustee
---------------------------------------- ---------------------------------------------------------- ----------------

---------------------------------------- ---------------------------------------------------------- ----------------
NAME, AGE AND POSITIONS WITH THE TRUST   PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE LAST FIVE    FIRST BECAME
                                         YEARS                                                      TRUSTEE
---------------------------------------- ---------------------------------------------------------- ----------------
Frederick T. Weyerhaeuser*               Vice President and Secretary, Clearwater Investment        1987
(68)                                     Trust (1999-Present); Chairman, Clearwater Management
Trustee                                  Co., Inc. (1987-1996); Director, Potlatch Corporation
                                         (1960-Present); Trustee, The Minnesota Mutual Life
                                         Insurance Company (1968-Present); Director, Weeden
                                          Securities Corporation (1987-Present)
---------------------------------------- ---------------------------------------------------------- ----------------
Lucy R. Jones                            Private Investor                                           N/A
(58)
Nominee
---------------------------------------- ---------------------------------------------------------- ----------------
Lawrence H. King                         Present and Chief Executive Officer, Treessentials, Co.    N/A
(43)                                     (1989-Present)
Nominee
---------------------------------------- ---------------------------------------------------------- ----------------
Charles W. Rasmussen                     Financial Analyst, U.S. Bank N.A. (1998-Present); MBA      N/A
(33)                                     student (1997-1998); Production Forester (1989-1997)
Nominee
---------------------------------------- ---------------------------------------------------------- ----------------
Laura E. Rasmussen                       Private Investor                                           N/A
(36)
Nominee
---------------------------------------- ---------------------------------------------------------- ----------------

*        Mr. Weyerhaeuser and Mr. Pascoe are deemed to be "interested persons" of the Trust for the purposes of the 1940 Act because of their positions with either the Trust or CMC.

         It is anticipated that when each of the nominees is elected by shareholders, each of the current trustees, except Mr. Weyerhaeuser, will resign from the board.

INFORMATION CONCERNING MEETINGS OF TRUSTEES AND COMMITTEES

         The number of shares of beneficial interest of each Fund beneficially owned by each trustee, directly or indirectly, as of December 31, 1999, is set forth in Appendix B.

         Four meetings of the trustees were held during the fiscal year ended December 31, 1999. Each trustee attended at least seventy-five percent of all meetings of the Board of Trustees during this year, with the exception of Mr. Day who attended 25% of the meetings. The Board of Trustees has not delegated any responsibilities of the Board to any committees.

REMUNERATION OF TRUSTEES

         The  following   table  sets  forth  certain   information   about  the
compensation of each trustee for the Trust's most recent fiscal year.

---------------------------------------- ----------------------- -------------------------- ------------------------
NAME OF TRUSTEE                          AGGREGATE               PENSION OR RETIREMENT      TOTAL COMPENSATION
                                         COMPENSATION FROM THE   BENEFITS ACCRUED AS PART   FROM THE TRUST
                                         TRUST                   OF TRUST EXPENSES
---------------------------------------- ----------------------- -------------------------- ------------------------
Frederick T. Weyerhaeuser                        $3,500                     $0                      $3,500
---------------------------------------- ----------------------- -------------------------- ------------------------

---------------------------------------- ----------------------- -------------------------- ------------------------
NAME OF TRUSTEE                          AGGREGATE               PENSION OR RETIREMENT      TOTAL COMPENSATION
                                         COMPENSATION FROM THE   BENEFITS ACCRUED AS PART   FROM THE TRUST
                                         TRUST                   OF TRUST EXPENSES
---------------------------------------- ----------------------- -------------------------- ------------------------
Samuel B. Carr, Jr.                              4,000                       0                       4,000
---------------------------------------- ----------------------- -------------------------- ------------------------
Stanley R. Day, Jr.                              2,500                       0                       2,500
---------------------------------------- ----------------------- -------------------------- ------------------------
Robert J. Phares                                 3,500                       0                       3,500
---------------------------------------- ----------------------- -------------------------- ------------------------

         On December 2, 1999, the trustees voted to decrease the amount of fees paid to each trustee. For the fiscal year ending December 31, 2000, the estimated trustee fees will be $500 per meeting per trustee or $2,000 per trustee annually.

OFFICERS

         The following table sets forth information with respect to the principal executive officers of the Trust. Each officer is elected by the trustees. Each of the Chairman, Treasurer and Secretary serves until the next annual meeting of the trustees and until his successor is chosen and qualified or until his death, resignation, removal or disqualification.

---------------------------------------- ---------------------------------------------------------------------------
NAME, POSITION AND AGE                   PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------- ---------------------------------------------------------------------------
Philip W. Pascoe                         Chairman, Clearwater Management Co., Inc. (1996-Present); Managing
(53)                                     Director, Investments of Piper Jaffray, Inc. (1996-Present); Senior Vice
Chairman, Treasurer and Trustee          President (1996), Associate Vice President (1982-1996), Dean Witter
                                         Reynolds, Inc.
---------------------------------------- ---------------------------------------------------------------------------
Frederick T. Weyerhaeuser                Chairman, Clearwater Management Co., Inc. (1987-1996); Director, Potlatch
(68)                                     Corporation (1960-Present); Trustee, The Minnesota Mutual Life Insurance
Vice President and Secretary             Company (1968-Present); Director, Weeden Securities Corporation
                                         (1987-Present)
---------------------------------------- ---------------------------------------------------------------------------

         The Trust pays no salaries or compensation to any of its principal executive officers in their capacity as principal executive officers of the Trust.

TRUSTEES' RECOMMENDATION

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED ABOVE.

REQUIRED VOTE

         Because your Fund is a series of the Trust, your vote will be counted together with the votes of shareholders of the other series of the Trust voting as a single class in the election of trustees. In accordance with the Trust's Declaration of Trust, there will be no cumulative voting. Election of each nominee requires a plurality of votes of the shareholders of the entire Trust present at the meeting.

                                   PROPOSAL 2

                          RATIFICATION OF SELECTION OF

                         INDEPENDENT PUBLIC ACCOUNTANTS

         As directed by the trustees and required by the 1940 Act, the ratification of the selection of the independent public accountants for the Trust's fiscal year ending December 31, 2000 will be voted upon at the meeting. It is intended that the persons named in the accompanying Proxy Card will vote for KPMG LLP, unless contrary instructions are given. If the selection of the Trust's independent public accountants is not ratified by the shareholders at the meeting, the Board will reconsider such selection.

         The Trust's financial statements for the fiscal year ended December 31, 1999 are currently being audited by KPMG LLP. When completed, audit services during the fiscal year ended December 31, 1999 will consist of examinations of the Trust's financial statements for this period and reviews of the Fund's filings with the Securities and Exchange Commission ("SEC"). It is expected that KPMG LLP will complete its audit of the Trust on or about February 15, 2000.

         At the Board of Trustees' Meeting, the trustees unanimously selected KPMG LLP as the Trust's independent accountants for the fiscal year ending December 31, 2000. A representative of KPMG LLP is expected to be available at the Meeting by telephone should any matter arise requiring consultation with the accountants, and the accountants have been given the opportunity to make a statement if they so desire.

TRUSTEES' RECOMMENDATION

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

REQUIRED VOTE

         Ratification of the independent public accountants of the Trust requires the affirmative vote of a majority of the OUTSTANDING SHARES OF EACH FUND VOTING SEPARATELY WHICH MEANS THE VOTE OF THE LESSER of (A) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of that Fund are present or represented by proxy, or (B) more than 50% of that Fund's outstanding shares (1940 Act Majority Vote).

                                   PROPOSAL 3

         APPROVAL OF NEW INVESTMENT SUBADVISORY CONTRACT WITH PARAMETRIC
                              PORTFOLIO ASSOCIATES

GENERAL

         CMC provides investment advisory services to the Clearwater Growth Fund (the Growth Fund) pursuant to a management contract that was approved by shareholders on February 24, 1998. CMC is a Minnesota corporation, is registered as an investment adviser under the Investment Advisers Act of 1940 (Advisers
Act) and is located at 322 Minnesota Street, St. Paul, Minnesota 55101. CMC and the Growth Fund's trustees have delegated responsibility to manage the Growth Fund's investment portfolio to Parametric Portfolio Associates (Parametric) pursuant to a subadvisory contract among CMC, the trust, on behalf of the Growth Fund, and Parametric (existing subadvisory contract).

         Parametric has been providing subadvisory services to the fund since November 1, 1997. The existing subadvisory contract was approved by the trustees on October 12, 1997 in reliance on a provision of the 1940 Act, and by shareholders on February 24, 1998. Parametric is a registered investment adviser under the Advisers Act and is located at 701 Fifth Avenue, Suite 7310, Seattle, Washington 98104-7090.

         The trust is registered and regulated as an investment company under the 1940 Act. The 1940 Act provides that an investment company's investment subadvisory contract terminates automatically upon its "assignment." Under the 1940 Act, a direct or indirect transfer of a controlling block of the voting securities of any person controlling an investment subadviser is deemed to be an assignment. As described further below, the ownership of Parametric has changed and the existing subadvisory contract has terminated as a result of that change.

THE CHANGE OF CONTROL

         Parametric was founded in 1987 as a global equity manager and is a sub-partnership of PIMCO Advisors, L.P. (PIMCO Advisors), a publicly traded investment management organization. Parametric offers advice, investment management and related services to institutional and individual clients.

         DESCRIPTION OF THE TRANSACTION. On October 31, 1999, PIMCO Advisors, its two general partners, PIMCO Advisors Holdings L.P. (PAH) and PIMCO Partners G.P. (Partners GP), certain of their affiliates, Allianz of America, Inc. (Allianz of America) and certain other parties named therein entered into an Implementation and Merger Agreement (the merger agreement) pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors.

         The merger agreement provides for the acquisition of PAH by Allianz of America through a merger of a subsidiary of Allianz of America with and into PAH. In the merger, all of the outstanding units of limited and general partnership interest in PAH will be converted into the right to receive cash in an amount per unit equal to $38.75, subject to downward adjustment if

PIMCO Advisors' investment advisory revenue base, expressed as a "revenue run rate," declines (excluding market-based changes) below a specified level (the unit transaction price). As a result of the merger, PAH will become an indirect wholly-owned subsidiary of Allianz of America.

         Following the merger, subsidiaries of Allianz of America will, in a series of transactions, acquire for cash at the unit transaction price substantially all of the remaining interests in PIMCO Advisors (the PA units), other than those interests beneficially owned by Pacific Life Insurance Company (Pacific Life). As part of the transaction, a subsidiary of Allianz of America will acquire Partners GP through an acquisition of the managing general partner interest in Partners GP from PIMCO Partners LLC (the managing general partner of Partners GP) for approximately $5.5 million. Pacific Life, which through subsidiaries owns approximately a 31% interest in PIMCO Advisors, will maintain an indirect interest in PIMCO Advisors following the closing. In connection with the closing, Allianz of America will enter into at put/call arrangement for the eventual disposition of Pacific Life's indirect investment in PIMCO Advisors.

         As a result of the transactions contemplated by the Merger Agreement (together, the transaction), Allianz of America will control PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors. The transaction is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the transaction will be completed.

         Parametric, a wholly-owned subsidiary of PIMCO Advisors, serves as investment subadviser to Clearwater Growth Fund. PIMCO Advisors will undergo a change of control as a result of the consummation of the transaction, resulting in the automatic termination of Parametric's current subadvisory contract with CMC and the Trust on behalf of the Growth Fund (the existing subadvisory contract).  Following  completion  of  the  transaction,  it  is  expected  that
Parametric will continue to serve as subadviser to Growth Fund. Therefore, in connection with the transaction and as required by the 1940 Act, shareholders of Growth Fund are being asked in Proposal 3 to approve a subadvisory contract between the Trust on behalf of Growth Fund, CMC and Parametric which is substantially identical to the existing subadvisory contract (the new subadvisory contract). If the transaction is not completed for any reason, the existing subadvisory contract will remain in effect.

         Completion of the transaction is subject to a number of conditions including, among others, (i) the approval of the public unitholders of PAH, (ii) the receipt of certain regulatory approvals and (iii) PIMCO Advisors' revenue run-rate for all accounts managed by PIMCO Advisors and its subsidiaries being at least 75% of the September 30, 1999 amount. PIMCO Advisors has agreed to use its reasonable best efforts to obtain, prior to completion of the transaction, the approval of the new subadvisory contract by the shareholders of Growth Fund. In the event the new subadvisory contract is not approved by Growth Fund's shareholders and the transaction is completed, the Board of Trustees will consider appropriate action.

         Pursuant to the merger agreement, PIMCO Advisors and Pacific Investment Management Company, a subsidiary partnership of PIMCO Advisors, will enter into employment, retention and incentive arrangements with key employees of PIMCO Advisors and Pacific Investment Management Company. These benefits include new employment agreements, retention and incentive awards vesting over a term of years and restricted stock grants. In addition, certain key employees of PIMCO Advisors' investment advisory subsidiaries will receive payments in respect of previously existing non-competition arrangements in connection with the acquisition by Allianz of America of the PA Units on which such arrangements were based.

         POST-TRANSACTION STRUCTURE AND OPERATIONS. Upon completion of the transaction, PIMCO Advisors and its subsidiaries will be controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. Allianz of America will control PIMCO Advisors through its Managing Member interest in PacPartners LLC, which will be the sole general partner of PIMCO Advisors following the transaction. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC.

         Operationally, PIMCO Advisors is expected to become a unit of Allianz Asset Management ("AAM"), the division of Allianz that coordinates global Allianz asset management activities. PIMCO Advisors and its subsidiaries are currently expected to continue to operate in the United States under their existing names.

         Both William S. Thompson Jr., the current Chief Executive Officer of PIMCO Advisors, and William H. Gross, the current Chief Investment Officer of PIMCO Advisors, will have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. In the Transaction, Messrs. Thompson and Gross will enter into employment contracts with a term of seven years following the Transaction. Other key employees of PIMCO Advisors have also contractually agreed to remain with PIMCO Advisors following the transaction.

         DESCRIPTION OF ALLIANZ AND ITS AFFILIATES. Allianz AG, the parent of Allianz of America, is a publicly traded German AKTIENGESELLSCHAFT and which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the transaction, PIMCO Advisors and the Alliance group combined will have over $650 billion in assets UNDER MANAGEMENT. ALLIANZ AG'S ADDRESS IS: ALLIANZ AKTIENGESELLSCHAFT, Koniginstrasse 28, D-80802, Munich, Germany.

         Affiliates of Allianz AG currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and HypoVereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company, BT Alex. Brown Incorporated, Morgan Grenfell and Kleinwort Benson may be considered as "Affiliated Brokers". Once the transaction is completed, absent an SEC exemption or other relief, Growth Fund would generally be precluded from effecting principal transactions with the affiliated brokers, and its ability to purchase securities from underwriting syndicates including an affiliated broker or to utilize the affiliated brokers for agency transactions would be subject to restrictions. Parametric does not believe that applicable restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability, post-closing, to provide services to Growth Fund, Growth Fund's ability to take advantage of market opportunities, or Growth Fund's overall performance. Other series of the Trust for which Parametric (or an affiliate) does not serve as subadviser would not, in general, be subject to these same restrictions post-closing.

         Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with the a change of control of the investment adviser to an investment company as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) (an Interested Person) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board of Trustees has been advised that PIMCO Advisors is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on Growth Fund. Allianz and each of the other parties to the Agreement have agreed to use their reasonable best efforts to assure compliance with Section 15(f) as it applies to the Transaction during such two-year period.

         The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be Interested Persons of the investment adviser (or predecessor or successor adviser). Pending election of the nominees in Proposal 1 and the anticipated resignation of the existing trustees with the exception of Mr. Weyerhaueser, the Trust's board of trustees will consist of only one trustee, or 20% of the board, who would be considered an Interested Person of the investment adviser. Moreover, Allianz has agreed with PIMCO Advisors that it will use its reasonable best efforts to comply with such 75% requirement during such three-year period through one or more intermediaries.

         To provide for continuity of investment subadvisory services to the Growth Fund as a result of the change in control of Parametric, the trustees, including the trustees who are not "interested" persons of the trust, CMC or Parametric at a meeting held on December 2, 1999, voted to approve, and recommended that the Growth Fund's shareholders approve, the new subadvisory contract with Parametric. Under the new subadvisory contract, Parametric will continue to provide investment portfolio management services to the FUND. APPROVAL OF THE NEW SUBADVISORY CONTRACT WILL NOT INCREASE THE SUBADVISORY FEE RATE PAID BY THE GROWTH FUND.

MATERIAL TERMS OF THE NEW SUBADVISORY CONTRACT

         The material terms of the new subadvisory contract are substantially identical to those of the existing subadvisory contract. The following discussion of the new subadvisory contract is only a summary of the form of the contract attached to the proxy statement as EXHIBIT A. You should read the entire form of contract.

         The new subadvisory contract provides that (i) Parametric will, subject to the supervision of CMC and the board of trustees, regularly provide the fund with advice concerning the investment management of the fund's portfolio as appropriate to the achievement of the investment objectives and place orders for the purchase and sale of portfolio securities of the fund; (ii) the new subadvisory contract will remain in full force and effect for two years from the date it was signed and from year to year thereafter upon the approvals required by the 1940 Act and will terminate automatically in the event of its assignment;
(iii) in the event that the new subadvisory contract terminates during any portion of a year, the fee due to Parametric shall be prorated for that portion of a calendar quarter during which the contract was in effect; and (iv) Parametric is not liable to CMC, the trust or any shareholder, except for willful misfeasance, bad faith or gross negligence or for reckless disregard of its obligations and duties under the contract.

TRUSTEES' EVALUATION

         The trustees have considered several factors relating to the new subadvisory contract with Parametric and believe that it would be in the best interests of the fund and its shareholders that the new subadvisory contract with Parametric be approved to permit Parametric to continue to serve as the fund's subadviser. In making this determination, the trustees considered Parametric's qualifications as an investment adviser, the nature of the services provided in the past and to be provided to the fund by Parametric, and Parametric's investment strategy. The trustees also considered the fund's performance history since Parametric assumed responsibility to manage the fund's investment portfolio in 1997 and the fact that the change in ownership is not expected to result in any changes to the investment philosophy at Parametric, the management of Parametric or the portfolio manager assigned to manage the fund's investments. The trustees approved the subadvisory fee to be paid by CMC to Parametric based on its analysis of the factors described above. The trustees believe the new subadvisory contract and the proposed subadvisory fee to be reasonable and fair, and the appointment of Parametric to be in the best interests of the fund's shareholders.

         In evaluating the change to the approval and amendment provisions of the new subadvisory contract, the trustees noted that although the text of the contract was amended, the amendments would not alter the requirement that the subadvisory contract be approved in accordance with the regulatory requirements of the 1940 Act as in effect at the time of the approval. The trustees determined that the amended provisions continue to provide the protection afforded to the fund and the shareholders by the 1940 Act.

TRUSTEES' RECOMMENDATION

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE THE SUBADVISORY CONTRACT WITH PARAMETRIC.

REQUIRED VOTE

         Approval of the new subadvisory contract requires an affirmative vote of a majority of the outstanding shares of the fund (1940 ACT MAJORITY VOTE) WHICH MEANS THE VOTE OF THE LESSER of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or (ii) more than 50% of the fund's outstanding shares. If the fund's shareholders do not approve the new subadvisory contract, the trustees will seek to obtain interim advisory services for the fund either from Parametric or from another advisory organization. Thereafter, the trustees would either negotiate a new subadvisory contract with an advisory organization selected by the trustees or make other appropriate arrangements, subject to any required approval by the fund's shareholders.

                                   PROPOSAL 4

          APPROVAL OF A POLICY TO PERMIT THE BOARD OF TRUSTEES AND CMC
             TO SELECT SUBADVISERS OR TO AMEND SUBADVISORY CONTRACTS
                 WITHOUT OBTAINING FURTHER SHAREHOLDER APPROVAL

SUMMARY

         At the Board of Trustees' meeting, the trustees, including the independent trustees, approved, and recommended that shareholders of each Fund approve, a policy to permit the Adviser, subject to the approval of the Board of Trustees, to appoint subadvisers, to enter into subadvisory contracts and to amend existing subadvisory contract without further shareholder approval. The implementation of the Subadviser Approval Policy is subject to the receipt of an exemptive order from the Securities and Exchange Commission (the SEC).

THE SECTION 15 EXEMPTIVE ORDER

         On January 5, 2000, the Trust and CMC filed an exemptive application with the SEC requesting an order of the SEC (the Exemptive Order) for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act. The provisions of the 1940 Act require that shareholders of a mutual fund approve a subadvisory contract with the subadviser and material amendments to an existing subadvisory contract. If the Exemptive Order is granted by the SEC, and shareholders approve this proposal, the Adviser will be authorized, subject to approval by the Board of Trustees, to evaluate, select and retain new subadvisers for the respective Funds or modify a Fund's existing subadvisory contract without obtaining further approval of the affected Fund's shareholders whenever the Adviser and the Board of Trustees believe such actions will benefit that Fund and its shareholders (the Subadviser Approval Policy). There can be no assurance that the SEC will grant the relief requested in the exemptive application.

THE ADVISER AND THE SUBADVISERS

         CMC has served as the Adviser to the Trust since its inception in 1987 pursuant to separate investment advisory agreements between the Trust, on behalf of each Fund, and the Adviser. Since 1987, the Adviser has selected subadvisers and recommended that the Board of Trustees approve those subadvisers to make the day-to-day investment decisions for the Funds. Since that time, the Adviser has represented itself as an investment adviser whose strength, experience and expertise lies in its ability to evaluate, select and supervise those subadvisers who can add the most value to shareholders' investments in the respective Funds.

         CURRENT SUBADVISER APPROVAL PROCESS. The Trust, on behalf of each Fund, enters into a separate subadvisory contract with the Adviser and the respective subadviser selected by the Adviser. Under the terms of these subadvisory contracts, the subadvisers have authority to provide the respective Funds with advice concerning the investment management of that portion of the Fund's assets allocated to the subadviser by the Adviser. The subadvisers determine what securities shall be purchased, what securities shall be sold and what portion of a Fund's assets shall remain uninvested. For these subadvisory services to the Funds, the Adviser pays each subadviser a monthly fee at an annual rate based on the month end net assets of the Fund as specified in the specific subadvisory contract. Each subadviser bears its own expenses of providing subadvisory services to the respective Fund. Neither the Trust nor the Funds have any responsibility to pay subadvisory fees to any subadviser. Each Fund's subadvisory arrangements are subject to approval by the Board of Trustees, including the independent trustees, and in the absence of exemptive relief from the SEC, each subadvisory contract is subject to the approval of the affected Fund's shareholders.

         PROPOSED SUBADVISER APPROVAL POLICY. Approval of the Subadviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Trust, the Adviser, the subadvisers or the subadvisory contracts other than the requirement to call a meeting of the affected Fund's shareholders. The Board of Trustees of the Trust, including the independent trustees, will continue to evaluate and approve all new subadvisory contracts between the Adviser and the subadvisers as well as all changes to existing subadvisory contracts. In addition, if the requested relief is granted by the SEC, the Trust and Adviser will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund's shareholders are adequately protected whenever the Adviser acts under the Subadviser Approval Policy. Furthermore, within 90 days of a change to a Fund's subadvisory arrangements, the Trust will provide the affected Fund's shareholders with an information statement that contains substantially the same relevant information about the subadviser, the subadvisory contract and the subadvisory fee that would be required to be sent to the affected Fund's shareholders in a proxy statement. This information will permit the affected Fund's shareholders to determine if they are satisfied with the subadvisory arrangements. If not satisfied, the shareholders would be able to exchange their shares for another Fund or redeem their shares. Exchanges and redemptions are not subject to transaction or distribution fees.

         SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY THE FUNDS TO THE ADVISER. If the Trust implements this policy, the Adviser, pursuant to each Fund's investment advisory agreement, will continue to provide the same level of management and administrative services to the Funds as it has always provided.

         If the exemptive order is granted, the relief would apply to at least the following situations: (1) the subadviser is removed for substandard performance; (2) the individual employee responsible for a Fund moves from employment with one subadviser to another; (3) there is a change of control of the subadviser; (4) CMC decides to diversify the Fund's management by adding another subadviser; (5) there is a change in investment style of the Fund; and
(6) CMC negotiates a reduction (or the subadviser negotiates an increase) in the subadvisory fee that CMC pays to the subadviser. Furthermore, where there is a decrease in a subadviser's compensation paid by CMC, the concomitant increase in the compensation available for retention by CMC would not be deemed to be an increase in advisory compensation that requires shareholder meeting. The Subadviser Approval Policy will not be used to approve any subadviser that is affiliated with CMC as that term is used in the 1940 Act or to materially amend any subadvisory contract with an affiliated subadviser.

         As of the date of this Proxy Statement, neither the Trust nor the Adviser is aware of any reason why a Fund's subadviser will not continue to serve in that capacity and under the terms of the existing subadvisory contract. However, some events that affect a subadviser, for example, a change in control of the subadviser, happen very quickly and without substantial advance notice to all parties that might be affected.

REASONS FOR REQUESTING SECTION 15 EXEMPTIVE RELIEF

         The trustees believe that providing the Adviser with maximum flexibility to perform those duties that shareholders expect the Adviser to perform - selecting, supervising and evaluating subadvisers - without incurring the necessary delay or expense of obtaining further shareholder approval is in the best interests of each Fund's shareholders because it will allow each Fund to operate more efficiently. Currently, in order for the Adviser to appoint a subadviser or materially modify a shareholder agreement, the Trust must call and hold a shareholder meeting of the affected Fund, create and distribute proxy materials, and solicit votes from the Fund's shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, each Fund would be able to act more quickly to appoint a subadviser when the trustees and the Adviser feel that the appointment would benefit the Fund.

         Also, the trustees believe that it is appropriate to vest the selection, supervision and evaluation of the subadvisers in the Adviser (subject to review by the Board of Trustees) in light of the management structure of the Trust, as well as the Adviser's significant experience and expertise in selecting subadvisers and the shareholders' expectation that the Adviser will utilize that expertise to select the most appropriate subadvisers. The Adviser has demonstrated that it has the requisite expertise to evaluate, select and supervise subadvisers. For the past twelve years, the Adviser has continually evaluated and refined its subadviser selection process. The trustees believe that many investors choose to invest in the Funds because of the Adviser's experience and expertise in evaluating and choosing subadvisers who can add the most value to a shareholder's investment in that Trust.

         Finally,   the  trustees  will  provide  sufficient  oversight  of  the subadviser selection process to ensure that shareholders' interests are protected whenever the Adviser selects a subadviser or modifies a subadvisory contract. The Board, including a majority of the independent trustees, will continue to evaluate and approve all new subadvisory contracts as well as any modification to existing subadvisory contracts. In their review, the trustees will analyze all factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The trustees will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser's compliance with federal securities laws and regulations. The trustees believe that their comprehensive review will ensure that the Adviser continues to act in the best interests of each Fund and its shareholders. Each subadvisory contract will continue to be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act for which relief is granted by the SEC.

REQUIRED VOTE

         Approval of this proposal with respect to a Fund requires the affirmative 1940 Act Majority Vote of that Fund's outstanding shares. If one or more of the Funds does not approve this proposal, the Subadviser Approval Policy will not be adopted with respect to that Fund. Adoption of the Policy is subject to receipt of the requested exemptive relief which may take until then end of 2000. If the SEC declines to grant the exemptive relief requested by the Trust and the Adviser, the Subadviser Approval Policy will not be adopted for any Fund.

                             ADDITIONAL INFORMATION

OTHER BUSINESS

         As of the date of this proxy statement, the trustees are not aware of any matters to be presented for action at the meeting other than those described above. Should other business properly be brought before the meeting, it is intended that the accompanying proxy will be voted in accordance with the judgment of the persons named as proxies.

PROXIES AND VOTING AT THE MEETING

         The enclosed proxy is revocable by a shareholder at any time before it is exercised by written notice to the trust (addressed to the secretary at the trust's principal executive offices), by executing a superseding proxy or by attending the meeting and voting in person. All valid proxies received prior to the meeting (including any adjournment of the meeting) will be voted at the meeting. Matters on which a choice has been provided will be voted as indicated on the proxy card and, if no instruction is given, the persons named as proxies will vote the shares represented by the proxy in favor of the proposals and will use their best judgment in connection with the transaction of any other business that may properly come before the meeting.

         In the event that at the time the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares of the fund present in person or by proxy at the meeting. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal in favor of an adjournment, and will vote those proxies required to be voted against the proposal against an adjournment.

         A majority of the shares of the fund outstanding and entitled to vote will be a quorum for the transaction of business at the meeting, but any lesser number will be sufficient for adjournments. Abstentions will be treated as shares that are present and entitled to vote with respect to the proposal, but will not be counted as a vote in favor of the proposal. Accordingly, an abstention from voting on the proposal has the same effect as a vote against the proposal.

MANNER AND COST OF PROXY SOLICITATION

         In addition to the solicitation by use of the mails, certain officers and employees of CMC, none of whom will receive compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or fax. CMC will bear all of the costs associated with the meeting, including the cost of solicitation.

SHAREHOLDER PROPOSALS

         The trust is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting of fund shareholders must submit the proposal in writing, so that it is received by the fund within a reasonable time before any meeting.

OTHER INFORMATION

         The trust is an affiliated person of US Bank Piper Jaffray. During the fiscal year ended December 31, 1999, Clearwater Small Cap Fund engaged in nine trades on a principal basis with Piper Jaffray Inc., a broker-dealer subsidiary of US Bank Piper Jaffray. Small Cap Fund paid no commission on these trades.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.



January 21, 2000

                                   APPENDIX A

         As of December 31, 1999, each Fund had the following number of shares outstanding:

--------------------------------------------- ----------------------------
FUND                                          SHARES OUTSTANDING
--------------------------------------------- ----------------------------
Clearwater Growth Fund                                 5,319,692.265
--------------------------------------------- ----------------------------
Clearwater Small Cap Fund                              3,912,145.062
--------------------------------------------- ----------------------------
Clearwater Tax-Exempt Bond Fund                                1.000
--------------------------------------------- ----------------------------

                                   APPENDIX B

         As of December 31, 1999, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of each Fund:

                                                 CLEARWATER GROWTH FUND

                           OWNERSHIP OF TRUSTEES, OFFICERS, NOMINEES AND OTHER 5% SHAREHOLDERS
                    Personal/         Sole Voting     Shared Voting  Sole Investment        Shared          Spouse
                 Revocable Trust                                                          Investment

    FTW               64,392.580      224,976.329       510,310.325      224,976.329       600,674.310     17,448.498
                           1.21%            4.23%             9.59%            4.23%            11.29%          0.33%
    PWP                    0.000            0.000             0.000            0.000        90,363.985          0.000
                                                                                                 1.70%
    RJP                    0.000            0.000           182.476            0.000           182.476      1,030.860
                                                              0.00%                              0.00%          0.02%
    SBCJR                  0.000            0.000             0.000            0.000             0.000          0.000
    SRDJR              1,990.178        1,990.178        96,488.100        1,990.178        96,488.100          0.000
                           0.04%            0.04%             1.81%            0.04%             1.81%
    LRJ                    0.000      101,442.458             0.000            0.000       101,442.458          0.000
                                            1.91%                                                1.91%
    LHK                    0.000            0.000             0.000            0.000             0.000      3,945.613
                                                                                                                0.07%
    CWR                    0.000            0.000             0.000            0.000             0.000          0.000
    LER                    0.000            0.000             0.000            0.000             0.000      5,410.027
                                                                                                                0.10%
    DCT                    0.000            0.000        63,672.604            0.000       154,036.589          0.000
                                                              1.20%                              2.90%
    WJD               36,970.239      236,584.429       430,349.111      236,584.429       520,713.096     40,159.692
                           0.69%            4.45%             8.09%            4.45%             9.79%          0.75%
    GHW                    0.000            0.000     1,274,170.411            0.000     1,274,170.411     27,045.170
                                                             23.95%                             23.95%          0.51%
    WTW               27,715.163       37,285.512     1,423,954.576       37,285.512     1,514,318.561     10,959.183
                           0.52%            0.70%            26.77%            0.70%            28.47%          0.21%
    DMW               27,989.978            0.000       492,257.001            0.000       492,257.001          0.000
                           0.53%                              9.25%                              9.25%
    WSRIII               850.315       19,393.456       437,107.671       19,393.456       437,107.671          0.000
                           0.02%            0.36%             8.22%            0.36%             8.22%
    CAW              168,414.562      168,414.562       454,360.207      168,414.562       454,360.207          0.000
                           3.17%            3.17%             8.54%            3.17%             8.54%
    WWW               27,045.170       27,045.170       545,750.843       27,045.170       545,750.843          0.000
                           0.51%            0.51%            10.26%            0.51%            10.26%
    JWTJR                  0.000      297,064.241         4,315.356      297,064.241         4,315.356          0.000
                                            5.58%             0.08%            5.58%             0.08%

                                                CLEARWATER SMALL CAP FUND

                           OWNERSHIP OF TRUSTEES, OFFICERS, NOMINEES AND OTHER 5% SHAREHOLDERS

                    Personal/         Sole Voting     Shared Voting  Sole Investment        Shared          Spouse
                 Revocable Trust                                                          Investment

    FTW               64,244.923      299,147.581       405,338.966      299,147.581       544,336.836     23,106.165
                           1.64%            7.65%            10.36%            7.65%            13.91%          0.59%
    PWP                    0.000            0.000             0.000            0.000       138,997.870          0.000
                                                                                                 3.55%
    RJP                    0.000        3,457.757         1,272.935        3,457.757         1,272.935        216.838
                                            0.09%             0.03%            0.09%             0.03%          0.01%
    SBCJR                  0.000            0.000             0.000            0.000             0.000          0.000

                                                CLEARWATER SMALL CAP FUND

                     OWNERSHIP OF TRUSTEES, OFFICERS, NOMINEES AND OTHER 5% SHAREHOLDERS (CONTINUED)
                    Personal/         Sole Voting     Shared Voting  Sole Investment        Shared          Spouse
                 Revocable Trust                                                          Investment

    SRDJR                583.421          583.421       155,704.458          583.421       155,704.458          0.000
                           0.01%            0.01%             3.98%            0.01%             3.98%
    LRJ                    0.000      159,319.265             0.000            0.000       159,319.265          0.000
                                            4.07%                                                4.07%
    LHK                    0.000            0.000             0.000            0.000             0.000        494.929
                                                                                                                0.01%
    CWR                  494.929            0.000             0.000            0.000             0.000          0.000
                           0.01%
    LER                    0.000            0.000             0.000            0.000             0.000      1,416.260
                                                                                                                0.04%
    DCT               27,781.657       27,781.657        87,700.130       27,781.657       226,698.000          0.000
                           0.71%            0.71%             2.24%            0.71%             5.79%
    WJD               28,991.291      165,740.055       284,502.534      165,740.055       423,500.404     69,948.025
                           0.74%            4.24%             7.27%            4.24%            10.83%          1.79%
    DCW               45,956.653       45,956.653       187,315.672       45,956.653       187,315.672            N/A
                           1.17%            1.17%             4.79%            1.17%             4.79%
    GHW                    0.000            0.000       682,875.886            0.000       682,875.886          0.000
                                                             17.46%                             17.46%
    WTW               34,903.570       37,952.623       778,752.398       37,952.623       917,750.268          0.000
                           0.89%             .97%            19.91%             .97%            23.46%
    DMW                    0.000            0.000       249,788.847            0.000       249,788.847          0.000
                                                              6.38%                              6.38%
    WSRIII                 0.000        8,963.325       242,450.740        8,963.325       242,450.740          0.000
                                            0.23%             6.20%            0.23%             6.20%
    CAW              160,664.919      160,664.919       198,388.467      160,664.919       198,388.467            N/A
                           4.11%            4.11%             5.07%            4.11%             5.07%
    FkWP                   0.000            0.000       252,908.110            0.000       391,905.980            N/A
                                                              6.46%                             10.02%

                                            CLEARWATER TAX-EXEMPT BOND FUND

                     OWNERSHIP OF TRUSTEES, OFFICERS, NOMINEES AND OTHER 5% SHAREHOLDERS (CONTINUED)
                    Personal/         Sole Voting     Shared Voting  Sole Investment        Shared          Spouse
                 Revocable Trust                                                          Investment

   PWP                    1.000            1.000             0.000            1.000             0.000          0.000
                         100.00%          100.00%                            100.00%


    KEY

    TRUSTEES NOMINEES AND OFFICERS           OTHER 5% HOLDERS
    FTW      Frederick T. Weyerhaeuser*      WJD      W. John Driscoll*
    PWP      Philip W. Pascoe**              DCW      David C. Weyerhaeuser*
    RJP      Robert J. Phares*               GHW      George H. Weyerhaeuser**
    SBCJR    Samuel B. Carr, Jr.*            WTW      William T. Weyerhaeuser**
    SRDJR    Stanley R. Day, Jr.*            DMW      David M. Weyerhaeuser**
    LRJ      Lucy R. Jones*                  WSRIII   Walter S. Rosenberry, III*
    LHK      Lawrence H. King*               FkWP     Frank W. Piasecki*
    CWR      Charles W. Rasmussen*           JWTJR    John W. Titcomb, Jr.**
    LER      Laura E. Rasmussen*             WWW      Wendy W. Weyerhaeuser**
    DCT      Daniel C. Titcomb*

*332 Minnesota Street, Suite 2100, St. Paul, MN 55101-1394.
**1145 Broadway, Suite 1500, P.O. Box 1278, Tacoma, WA 98402.

EXHIBIT A


                              SUBADVISORY CONTRACT

         AGREEMENT made as of the ___ day of __________, 2000, by and among CLEARWATER INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), CLEARWATER MANAGEMENT CO., INC., a Minnesota corporation (the "Manager"), and PARAMETRIC PORTFOLIO ASSOCIATES (the "Subadviser").

                              W I T N E S S E T H:

         WHEREAS, the Manager desires to utilize the services of the Subadviser as financial counsel with respect to the Clearwater Growth Fund (the "Fund"), a separate series of the Trust; and

         WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and benefits herein contained, it is agreed as follows:

         1. The Subadviser's Services. The Subadviser will serve the Manager as financial counsel with respect to the Fund which is under the management of the Manager pursuant to the Management Contract dated May 1, 1998 between the Manager and the Trust. Subject to the supervision of the Manager and the Trust's Board of Trustees, the investment policies and restrictions applicable to the Fund as set forth in the registration statement of the Trust filed with the Securities and Exchange Commission and such resolutions as from time to time may be adopted by the Trust's Trustees and furnished to the Subadviser, the Subadviser is hereby authorized and directed and hereby agrees to develop, recommend and implement such investment program and strategy for the Fund as may from time to time in the circumstances appear most appropriate to the achievement of the investment objectives of the Fund as stated in the aforesaid registration statement, to provide research and analysis relative to the investment program and investments of the Fund, to determine what securities should be purchased and sold and what portion of the assets of the Fund should be held in cash or cash equivalents or other assets and to monitor on a continuing basis the performance of the portfolio securities of the Fund. In addition, the Subadviser will place orders for the purchase and sale of portfolio securities and will advise the Manager and the custodian for the Fund on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Trustees of the Trust or the Manager may reasonably request, the Subadviser will furnish to the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on issues of securities held by the Fund, all in such detail as any such Trustee or the Manager may reasonably request. The Subadviser also will inform the Trust's officers and Trustees on a current basis of changes in investment strategy or tactics. The Subadviser will make its officers and employees available to meet with the Trust's officers and Trustees and the Manager's officers and Directors at least quarterly on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

         2.       AVOIDANCE OF INCONSISTENT POSITION.

                  (a) In connection with purchases and sales of portfolio securities for the account of the Fund, the Subadviser will not act as a principal or agent or receive any commission except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). The Subadviser shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by the Subadviser. In the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times to seek for the Fund the most favorable execution and net price available except as otherwise described herein. It is understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services (and the services of the Subadviser's affiliates) to other clients.

                  (b) On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

         3. OTHER AGREEMENTS, ETC. It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person (as defined in the 1940 Act) of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an interest in the Subadviser and that the Subadviser, any such interested person or any such organization may have an interest in the Trust. It is also understood that the Subadviser, the Manager and the Trust may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for the Trust is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser shall make such purchases or sales on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

         4. SUBADVISER'S COMPENSATION. The Manager shall pay to the Subadviser for its services hereunder a fee at the annual rate of 0.15% of the Fund's net assets under the Subadviser's management. Such fee shall be calculated and accrued on a monthly basis as a percentage of the Fund's month end net assets under the Subadviser's management, and shall be payable quarterly after the end of each calendar quarter on or before the 15th day of January, April, July and October of each year with respect to the preceding quarter. If this Contract shall be effective for only a portion of a calendar quarter, the aforesaid fee shall be prorated for that portion of such calendar quarter during which this Contract is in effect.

         5. ASSIGNMENT AND AMENDMENT. This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or in the event of the termination of the Management Contract between the Trust and the Manager insofar as it applies to the Fund; provided, that such termination shall not relieve either party of any liability incurred hereunder. The terms of this Contract shall not be changed unless such change is approved in accordance with the requirements of the 1940 Act, and as such requirements may be modified by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

         6.       EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

                  (a) This Contract shall become effective on the date hereof and shall remain in full force and effect until two years from the date hereof and from year to year thereafter, but only so long as its continuance is approved annually in accordance with the requirements of the 1940 Act, and as such requirements may be modified by rule, regulation or order of the SEC, subject to the respective rights of the Trust, the Manager and the Subadviser to terminate this Contract as provided in paragraphs (b) and (c) hereof.

                  (b) The Trust or the Manager may at any time terminate this Contract by not more than sixty (60) days' nor less than thirty (30) days' written notice given to the Subadviser.

                  (c) The Subadviser may at any time terminate this Contract by not less than one hundred twenty (120) days' written notice given to the Trust and the Manager.

         7. COMPLETE AGREEMENT. This Contract states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with Section 5 hereof and the applicable requirements of the 1940 Act.

         8. NONLIABILITY OF THE SUBADVISER. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or of reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager or the Trust, to any shareholder of the Fund, or to any person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder. Nothing herein, however, shall derogate from the Subadviser's obligations under applicable federal and state securities laws.

         9. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS AND SHAREHOLDERS. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Contract is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations under this Contract are not binding upon any of the Trustees, officers or shareholders of the Trust but are binding only upon the assets and property of the Fund.

         10. NOTICES. Any notice, instruction, request or other communications required or contemplated by this Contract shall be in writing and shall be duly given when deposited by first class mail, postage prepaid, addressed to (or delivered by hand with confirmation to) the Trust, the Manager or the Subadviser at the applicable address set forth below:

         If to Subadviser:

                  Parametric Portfolio Associates
                  701 Fifth Avenue

                  Suite 7310
                  Seattle, Washington 98104-7090

         If to Trust:

                  Clearwater Investment Trust
                  2100 First National Bank Building
                  St.  Paul, Minnesota 55101

         If to Manager:

                  Clearwater Management Co., Inc.
                  2100 First National Bank Building
                  St.  Paul, Minnesota 55101

         11. DISCLOSURE STATEMENT. The Manager and the Trust acknowledge receipt of the Subadviser's written disclosure statement required by Rule 204-3 under the Investment Advisers Act of 1940 not less than 48 hours prior to entering into this Contract.

         12. GOVERNING LAW. This Contract and all performance hereunder shall be governed by, interpreted, construed and enforced in accordance with the laws of the State of Minnesota.

         13. Any term or provision of this Contract which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Contract or affecting the validity or enforceability of any of the terms or provisions of this Contract in any other jurisdiction.

         14. This Contract may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their duly authorized officers and as of the day and year first written above.

                           CLEARWATER INVESTMENT TRUST

                                      By:               /s/Philip W. Pascoe
                                      Name:             Philip W. Pascoe
                                      Title:            Chairman

                                      CLEARWATER MANAGEMENT CO., INC.

                                      By:               /s/Philip W. Pascoe
                                      Name:             Philip W. Pascoe
                                      Title:            Chairman

                                      PARAMETRIC PORTFOLIO ASSOCIATES

                                      By:               /s/David M. Stein
                                      Name:             David M. Stein
                                      Title:            Managing Director

                           CLEARWATER INVESTMENT TRUST

                        332 Minnesota Street, Suite 2100

                            St. Paul, Minnesota 55101

This proxy is solicited on behalf of the Board of Trustees of Clearwater Investment Trust (the "Trust") for the Special Meeting of Shareholders (the "Meeting"). The undersigned hereby appoints Frederick T. Weyerhaeuser and Daniel
C. Titcomb and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Clearwater Investment Trust (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Clearwater Investment Trust, 332 Minnesota Street, Suite 2100, St. Paul, Minnesota 55101 on February 22, 2000, at 8:30 a.m., Central time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement and hereby instructs the attorneys and proxies to vote the shares as indicated on this Proxy Card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

The undersigned hereby revokes any proxy previously given.

PLEASE SIGN AND DATE THE PROXY CARD AND RETURN IT WITH YOUR VOTE IN THE ENCLOSED ENVELOPE

Please indicate your vote by an "X" in the appropriate box, below. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR all Proposals. Please refer to the Proxy Statement for a discussion of the Proposals.

        PLEASE MARK VOTES                 For       Withheld      For All Except

        AS IN THIS EXAMPLE [X]            [ ]       [ ]

        1.Elect four Trustees.

        INSTRUCTION: To withhold authority to vote for an individual nominee, check the box to the right of the persons name.

                 Lucy R. Jones                                     [ ]

                 Lawrence H. King                                  [ ]

                 Charles W. Rasmussen                              [ ]

                 Laura E. Rasmussen                                [ ]

                                           For       Against       Abstain

        2.Ratify the selection of
          KPMG LLP as the independent      [ ]       [ ]           [ ]
          public accountants of the
          Trust for the fiscal year
          ending December 31, 2000.
        3.Approve Subadvisory Contract
          with Parametric Portfolio        [ ]       [ ]           [ ]
          Associates. CLEARWATER GROWTH
          FUND SHAREHOLDERS ONLY.
        4.Approve policy to  permit the
          Board of Trustees and Clearwater [ ]       [ ]           [ ]
          Management Company to select
          subadvisers or to amend
          subadvisory contracts without
          obtaining further shareholder
          approval.

                         -----------------
Please be sure to sign    Date
 and date this Proxy.
                         -----------------
------------------------------------------
                                            Please sign exactly as your name
Shareholder sign here   Co-owner sign here  appearson this proxy. If joint
                                            owners, EITHER may sign this proxy.
                                            When signing as attorney, executor,
                                            administrator, trustee, guardian or
                                            corporate officer, please give your
                                            full title.
------------------------------------------